SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A3

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported)    DECEMBER 7, 1995


                            INDUSTRIAL HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


          TEXAS                      1-9580                      76-0289495
(State of other juris-              (Commission                (IRS Employer
diction of incorporation)           File Number)            Identification (No.)

                        7135 ARDMORE HOUSTON, TEXAS 77054
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code (713) 747-1025

        (Former name or former address, if changed since last report.)

                                        1

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

      (A)   FINANCIAL STATEMENTS OF ACQUIRED COMPANY

      1.    Financial Statements of MRMC, Inc. Fastener Division:............4
            o     Statement of Assets Sold and Liabilities Assumed at
                  June 30, 1995..............................................7
            o     Statement of Direct Revenues and Direct  Expenses
                  for the three years ended June 30, 1995....................8
            o     Notes to Statement of Assets Sold and Liabilities Assumed
                  and Statement of Direct Revenues and Direct Expenses.......9
            o     Unaudited Statement of Assets Sold and Liabilities Assumed at
                  September 30, 1995........................................13
            o     Unaudited Statements of Direct Revenues and Direct Expenses
                  for the three months ended September 30, 1995 and 1994....14
            o     Notes to Statements (Unaudited)...........................15



      (B)   PRO FORMA FINANCIAL INFORMATION

      1.    Proforma Financial Statements:
            o     Pro Forma Condensed Consolidated Financial
                  Statements (Unaudited)....................................17
            o     Pro Forma Condensed Consolidated Balance Sheet at
                  September 30, 1995 (Unaudited)............................18
            o     Notes to Pro Forma Condensed Consolidated
                  Balance Sheet at September 30, 1995 (Unaudited)...........20
            o     Pro Forma Condensed Consolidated Statement of Operations
                  for the nine months ended September 30, 1995 (Unaudited)..21
            o     Pro Forma Condensed Consolidated Statement of Operations
                  for the year ended December 31, 1994 (Unaudited)..........22
            o     Notes to Pro Forma Condensed Consolidated Statements of
                  Operations (Unaudited)....................................23

                                        2

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed in its behalf by the undersigned hereunto duly authorized.

                                    INDUSTRIAL HOLDINGS, INC.

                                    By: /S/ CHRISTINE A. SMITH
                                            Christine A. Smith
                                            CHIEF FINANCIAL OFFICER

Date:   July 5, 1996

                                        3

                          MRMC, INC. FASTENER DIVISION
                              FINANCIAL STATEMENTS
                            JUNE 30, 1995, 1994, 1993

                                        4

                                TABLE OF CONTENTS


      Accountant's Letter....................................................6

      Statement of Assets Sold and Liabilities Assumed.......................7

      Statement of Direct Revenues and Direct Expenses.......................8

      Notes to Statement of Assets Sold and Liabilities Assumed
        and Statement of Direct Revenues and Direct Expenses.................9

                                        5

December 27, 1995

MRMC, Inc.
857 Bridgeport Ave.
Milford, CT  06460

Gentlemen:

We have audited the accompanying statement of assets sold and liabilities assumed of MRMC, Inc.'s Fastener Division as of June 30, 1995, and the related statements of direct revenues and direct expenses for the three years then ended. These statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets sold and liabilities assumed and the related statement of direct revenues and direct expenses are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in these statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall presentation of these statements. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statements were prepared for inclusion in the Securities and Exchange Commission Current Report on Form 8-K of Industrial Holdings, Inc.
(IHI) as described in Note 2 and are not intended to be a complete presentation of MRMC, Inc.'s financial position or results of operations.

In our opinion, the statements referred to above present fairly, in all material respects the assets sold and liabilities assumed as of June 30, 1995 and the direct revenues and direct expenses of MRMC, Inc.'s Fastener Division for the three years then ended in conformity with generally accepted accounting principles.

Respectfully submitted,

GOLDBERG and ZUFFELATO, P.C.

                                        6

                         MRMC, INC.'S FASTENER DIVISION
                STATEMENT OF ASSETS SOLD AND LIABILITIES ASSUMED
                                  JUNE 30, 1995
                                 (000'S OMITTED)

Assets sold:

  Inventory (Note 5)                                  $    1,537

  Machinery and equipment                                  4,138
  Less:   Accumulated depreciation                        (1,542)
                                                           2,596

      Total assets sold                               $    4,133
                                                      ==========




Liabilities assumed by IHI

  Accounts payable                                    $    1,217
  Vacation accrual                                           107
                                                      ----------

      Total liabilities assumed                       $    1,324
                                                      ==========

                 See Accountant's Letter and Notes to Statement
                   of Assets Sold and Liabilities Assumed and
                Statement of Direct Revenues and Direct Expenses

                                        7

                         MRMC, INC.'S FASTENER DIVISION
                STATEMENT OF DIRECT REVENUES AND DIRECT EXPENSES
                                 (000'S OMITTED)

                                                     FOR THE YEAR ENDED
                                                           JUNE 30

                                                1995        1994       1993
                                              --------    -------      ------

Sales                                        $  12,530   $ 10,550    $ 10,665

Direct expenses:
  Cost of products sold-(Note 3)                10,244      9,000       7,893
  Engineering costs                                177        216         207
  Selling expenses                                 896      1,051         954
                                              --------    -------      ------
   Total direct expenses                        11,317     10,267       9,054
                                              --------    -------      ------
Excess of direct revenues
  over direct expenses                       $   1,213   $    283    $  1,611
                                              ========    =======     =======

                 See Accountant's Letter and Notes to Statement
                   of Assets Sold and Liabilities Assumed and
                Statement of Direct Revenues and Direct Expenses

                                        8

                         MRMC, INC.'S FASTENER DIVISION
            NOTES TO STATEMENT OF ASSETS SOLD AND LIABILITIES ASSUMED
              AND STATEMENT OF DIRECT REVENUES AND DIRECT EXPENSES

NOTE 1      DESCRIPTION OF BUSINESS AND ASSET PURCHASE
            The MRMC, Inc. Connecticut Fastener Division (the "Division") manufactures, sells and distributes cold formed rivets and other fastening devices. On December 7, 1995, Landreth Engineering Company, Inc. ("LEC"), a wholly owned subsidiary of IHI, acquired certain assets and assumed certain liabilities of the Division. The assets acquired included inventory and machinery and equipment.


NOTE 2      BASIS OF PRESENTATION
            The accompanying statements of assets sold and liabilities assumed as of June 30, 1995 and direct revenues and direct expenses for the three years then ended have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of IHI.

            The statement of assets sold and liabilities assumed includes the amounts of certain assets and certain liabilities of the Division at June 30, 1995. Assets sold and liabilities assumed are specifically identified in Schedules of the Purchase Agreement by and among IHI, LEC and MRMC, Inc. dated November 9, 1995.

            The statement of direct revenues and direct expenses includes only those revenues and expenses directly related to the manufacture and sale of fasteners by the Division as well as an allocation of certain expenses directly related to the manufacture of fasteners (See Note 3). This statement does not include depreciation and amortization, general and administrative costs, interest expense or any other indirect expense.

                                        9

NOTE 3      ALLOCATION OF EXPENSES

            MRMC, Inc.'s Connecticut facility was shared by two divisions, the Fastener Division and the Assembly Systems Division. Historically, MRMC, Inc. has allocated certain shared expenses relating to the facility to each of the divisions. These allocated expenses which are included in the cost of products sold are as follows for the year ended June 30.

                                           1995        1994         1993
                                           -----        ----        ----

                    Utilities             $  328      $  307       $ 270
                    Plant insurance           54          32          96
                    Property taxes            72         108          92
                                           -----        ----        ----
                                          $  454        $447       $ 458
                                           =====        ====        ====

NOTE 4 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES Inventories are valued at the lower of cost or market determined by the first-in, first-out method.

            Machinery and Equipment are recorded at cost. Depreciation is provided using the straight-line method over the extimated useful lives of the assets or five to twelve years.


NOTE 5      INVENTORIES
            Inventories consist of the following at June 30, 1995.

                        Raw Materials            $       792
                        Work in Process                  133
                        Finished Goods                   612
                                                     -------
                                                 $     1,537

                                       10

                          MRMC, INC. FASTENER DIVISION

                              FINANCIAL STATEMENTS
                        QUARTER ENDED SEPTEMBER 30, 1995

                                       11

                          MRMC, INC. FASTENER DIVISION
                                      INDEX

                                                                            PAGE
                                                                             NO
                                                                            ----
            Financial Statements

            Statement of Assets Sold and Liabilities Assumed
            at September 30, 1995                                           13

            Statements of Direct Revenues and Direct Expenses for
             the Quarters ended September 30, 1995 and 1994                 14

            Notes to Statements                                             15

                                       12

                         MRMC, INC.'S FASTENER DIVISION
                STATEMENT OF ASSETS SOLD AND LIABILITIES ASSUMED
                               SEPTEMBER 30, 1995
                                 (000'S OMITTED)


                                                      September 30
                                                          1995
                                                     ------------
Assets sold:
  Inventory , net (Note B)                           $        948
  Prepaid expenses                                             28
  Machinery and equipment                                   4,138
  Less:   Accumulated depreciation                         (2,202)
                                                     ------------
                                                            1,936
                                                     ------------
          Total assets sold                          $      2,912
                                                     ============
Liabilities assumed by IHI
  Accounts payable                                   $      1,217
  Vacation accrual                                            107
                                                     ------------
      Total liabilities assumed                      $      1,324
                                                     ============

                            See notes to statements.

                                       13

                          MRMC, INC. FASTENER DIVISION
          STATEMENTS OF DIRECT REVENUES AND DIRECT EXPENSES (UNAUDITED)
                                 (000'S OMITTED)


                                                      Quarter ended September 30

                                                          1995        1994
                                                         ------       ------
Sales .............................................      $2,467       $3,623

Direct expenses:
   Cost of products sold - (Notes B and C) ........       2,331        3,088
   Engineering costs ..............................          27           61
   Selling expenses ...............................         102          280
                                                         ------       ------
      Total direct expenses .......................       2,460        3,429

Excess of direct revenues
   over direct expenses ...........................      $    7       $  194
                                                         ======       ======

                            See notes to statements.

                                       14

                          MRMC, INC. FASTENER DIVISION
                         NOTES TO STATEMENTS (UNAUDITED)
                               SEPTEMBER 30, 1995

NOTE A    BASIS OF PRESENTATION

          The MRMC, Inc. Connecticut Fastener Division (the "Division") manufactures, sells and distributes cold formed rivets and other fastening devices. On December 7, 1995, Landreth Engineering Company, Inc. ("LEC"), a wholly owned subsidiary of Industrial Holdings, Inc. ("IHI"), acquired certain assets and assumed certain liabilities of the Division. The assets acquired included inventory and machinery and equipment.

          The accompanying statements of assets sold and liabilities assumed and direct revenues and direct expenses have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of IHI. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for fair presentation have been included. Results for the three month period ended September 30, 1995 are not necessarily indicative of the results that may be expected for the year ended June 30, 1995 or the twelve months ended December 31, 1995. For further information, refer to the financial statements and footnotes thereto included in MRMC, Inc.'s Fastener Division Statements for the year ended June 30, 1995 included in Form 8-K.

          The statement of direct revenues and direct expenses includes only those revenues and expenses directly related to the manufacture and sale of fasteners by the Division as well as an allocation of certain expenses directly related to the manufacture of fasteners. This statement does not include depreciation and amortization, general and administrative costs, interest expense or any other indirect expense.

NOTE B    INVENTORY

          Inventory consists of the following:

                                                   September 30
                                                       1995
                                                   -------------
               Raw materials                       $        421
               Finished goods                               394
               Work in process                              133
                                                   -------------

                                                   $        948
                                                   =============

          The September 30, 1995 inventory amounts include a $389,000 reserve for nonmerchantible inventory. Accordingly, a $389,000 charge is included in cost of products sold for the quarter ended September 30, 1995.

                                       15

NOTE C    ALLOCATION OF EXPENSES

          MRMC, Inc.'s Connecticut facility was shared by two divisions, the Fastener Division and the Assembly Systems Division. Historically, MRMC, Inc. has allocated certain shared expenses relating to the facility to each of the divisions. These allocated expenses which are included in the cost of products sold are as follows for the quarter ended September 30.

                                                    1995         1994
                                                   ------       ------
                Utilities                      $       97      $   102
                Plant insurance                        15           18
                Property taxes                         15           18
                                                   ------       ------
                                               $      127      $   138
                                                   ======       ======

                                       16

                        PRO FORMA CONDENSED CONSOLIDATED
                        FINANCIAL STATEMENTS (UNAUDITED)

          The following unaudited pro forma financial statements give effect to the acquisition by Industrial Holdings, Inc.'s subsidiary, Landreth Engineering Company ("LEC"), of MRMC, Inc.'s ("MRMC") fastener division ("Milford Rivet") in a transaction accounted for as a purchase. The allocation of purchase price is based on information currently available and will be revised as necessary prior to the issuance of the 1995 financial statements, although no material adjustments are anticipated.

          The unaudited pro forma balance sheet is based on the balance sheet of Industrial Holdings, Inc. ("IHI"), included in the financial statements of IHI filed with Form 10-Q for the quarter ended September 30, 1995 and the September 30, 1995 Statement of Assets Sold and Liabilities Assumed of Milford Rivet appearing elsewhere in this Form 8-K, and has been prepared to reflect the acquisition by LEC of Milford Rivet as if the acquisition had been consummated at September 30, 1995.

          The unaudited pro forma statements of operations are based on the individual statements of IHI included in the financial statements filed with Form 10-Q for the quarter ended September 30, 1995 and in the IHI 1994 Annual Report filed on Form 10-K and of the Statements of Direct Revenues and Direct Expenses of Milford Rivet appearing elsewhere in this Form 8-K, and combine the results of operations of IHI and of Milford Rivet (acquired by LEC as of December 7, 1995) for the nine months ended September 30, 1995 and the year ended December 31, 1994, as if the acquisition had occurred on January 1, 1994.

          These unaudited pro forma financial statements should be read in conjunction with the historical financial statements and notes thereto of Industrial Holdings, Inc. included in the financial statements of IHI filed with Form 10-Q for the quarter ended September 30, 1995 and in the IHI 1994 Annual Report on Form 10-K and of Milford Rivet included elsewhere in this Form 8-K.

                                       17

                   INDUSTRIAL HOLDINGS, INC. AND SUBSIDIARIES
           PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)
                               SEPTEMBER 30, 1995
                                 (000'S OMITTED)

                                                                    PRO FORMA
                                                          ----------------------------

                                                             ACQUISITION
                                                   MILFORD   ADJUSTMENTS
                                          IHI       RIVET     (NOTE 1)      COMBINED
                                          ---       -----     --------      --------
             ASSETS
             ------
Current assets:

   Cash and equivalents ............   $    79    $         $  282 (f)      $   361
   Accounts receivable-trade .......      4658                                 4658
   Inventories .....................      6727       948                       7675
   Advances to shareholders ........       219                                  219
   Notes receivable, current portion       405                                  405
   Other current assets ............      1031        28        29 (a)          444
                                                              (586)(c)
                                                               (77)(e)
                                                                19 (g)

           Total current assets ....     13119       976      (333)           13762
Property and equipment, net ........      5390      1936      2682 (a)        10008
Notes receivable ...................      1379                                 1379
Goodwill and other assets, net .....      1971                                 1971
                                       -------                              -------

            Total assets ...........   $ 21859   $  2912    $ 2349          $ 27120
                                       =======   =======    ======          =======

                                       18

                   INDUSTRIAL HOLDINGS, INC. AND SUBSIDIARIES
           PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)
                               SEPTEMBER 30, 1995

                                                                                 PRO FORMA
                                                                         ------------------------
                                                                     ACQUISITION
                                                         MILFORD     ADJUSTMENTS
                                              IHI         RIVET        (NOTE 1)          COMBINED
                                            --------     --------      --------          --------
      LIABILITIES AND SHAREHOLDERS'
                  EQUITY
      -----------------------------
Current liabilities:
   Bank overdrafts payable                  $    756                                    $     756
   Notes payable                                4996                   $   1408 (b)          6404
   Accounts payable-trade                       3327     $   1217          (586)(c)          3974
                                                                             16 (d)
   Accrued expenses and other                    482          107           299 (h)           888
   Current portion of long-term debt             888                        296 (b)          1184
                                            --------     --------      --------          --------
             Total current liabilities         10449         1324          1433             13206
Long-term debt, less current portion            3097                       2504 (b)          5601
Deferred income taxes payable                    717                                          717
                                            --------     --------      --------          --------

              Total liabilities                14263         1324          3937             19524
Shareholders' equity:
   Common stock                                   31                                           31
   Additional paid-in capital                   7608                                         7608
   Accumulated deficit                           (43)        1588         (1588)(i)           (43)
                                            --------     --------      --------          --------

             Total shareholders' equity         7596         1588         (1588)             7596
                                            --------     --------      --------          --------

Total liabilities and shareholders' equity  $  21859     $   2912      $   2349          $  27120
                                            ========     ========      ========          ========

                                       19

Note 1 - The pro forma balance sheet reflects the acquisition of the MRMC, Inc. Connecticut fastener division for an aggregate purchase price of $5,624,000. Pro forma adjustments are made to:

   a. Adjust the assets of MRMC fastener division to the estimated fair market values at the acquisition date.

   b. Record the issuance of a 12% convertible promissory note in the amount of $1,000,000, the drawdown of $300,000 on the Comerica Bank line of credit, the issuance of a $108,000 note payable to MRMC, Inc. and the issuance of a 9.85%, $2,800,000 term note to complete the purchase acquisition.

   c. Reflect the offset of the Milford Rivet payable to LEC against the LEC receivable from Milford Rivet.

   d.  Record accounts payable to MRMC for the purchase of supplies.

   e.  Record the reclassification of out of pocket costs to acquisition cost.

   f. Record the undisbursed portion of the proceeds of the $1,000,000 convertible promissory note.

   g.  Record financing fees.

   h.  Record estimated accrued expenses.

   i.  Eliminate the retained deficit of the MRMC fastener division.

                                       20

                   INDUSTRIAL HOLDINGS, INC. AND SUBSIDIARIES
      PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1995
                                 (000'S OMITTED)

                                                                              PRO FORMA
                                                                    ---------------------------
                                                                    ACQUISITION
                                                     MILFORD        ADJUSTMENTS
                                          IHI         RIVET          (NOTE 1)          COMBINED
                                        --------    ----------       --------          --------
Sales                                   $  28795    $     8173       $ (1,036)(h)      $  35932

                                                                         (389)(b)
Cost of sales                                                             135 (c)
                                           22046          6558            234 (d)         27092
                                        --------    ----------           (456)(a)      --------
                                                                        (1036)(h)
                                                                     --------
Gross profit                                6749          1615            476              8840
Operating expenses:
   Selling, general and administrative      5010           665            216 (i)          5973
                                                                           82 (j)
   Depreciation and amortization             621                                            621
                                        --------    ----------       --------          --------
          Total operating expenses          5631           665            298              6594
                                        --------    ----------       --------          --------
Income from operations                      1118           950            178              2246
Other income (expense)
   Interest expense                        (727)                         (386)(e)         (1113)
   Other income                              166                                            166
                                        --------                     --------          --------
         Total other income (expense)      (561)                         (386)             (947)
                                        --------    ----------       --------          --------
Income before income taxes                   557           950           (208)             1299
Income tax expense                            73                          293 (f)           366
                                        --------    ----------       --------          --------
Net income                              $    484    $      950       $   (501)         $    933
                                        ========    ==========       ========          ========
Earnings per share (g)                  $    .16                                       $    .30
                                        ========                                       ========

                                       21

                   INDUSTRIAL HOLDINGS, INC. AND SUBSIDIARIES
      PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
                      FOR THE YEAR ENDED DECEMBER 31, 1994
                                 (000'S OMITTED)

                                                                           PRO FORMA
                                                                 -----------------------------
                                                                ACQUISITION
                                                    MILFORD     ADJUSTMENTS
                                          IHI        RIVET       (NOTE 1)            COMBINED
                                        -------     -------      --------            ---------
Sales                                   $ 34730     $ 11998      $   (182)(h)        $   46546
Cost of sales                             26933       10676           312 (d)            36102
                                        -------     -------                          ---------
                                                                      180 (c)
                                                                    (1817)(a)
                                                                     (182)(h)
                                                                 --------
Gross profit                               7797        1322          1325                10444
Operating expenses:                                                  (253)(a)
   Selling, general and administrative     6689        1280           288 (i)             8004
   Depreciation and amortization            485                                            485
                                        -------     -------      --------            ---------
          Total operating expenses         7174        1280            35                 8489
                                        -------     -------      --------            ---------
Income from operations                      623          42          1290                 1955
Other income (expense):
   Interest expense                        (889)                     (523)(e)            (1412)
   Other income                             314                                            314
                                        -------     -------      --------            ---------
         Total other income (expense)      (575)                     (523)               (1098)
Income before income taxes                   48          42           767                  857
Income tax expense                           16           0           319 (f)              335
                                        -------     -------      --------            ---------
Net income                              $    32     $    42  $        448            $     522
                                        =======     =======      ========            =========
Earnings per share (g)                  $   .01                                      $     .17
                                        =======                                      =========

                                       22

Note 1 - The above statements give effect to the following pro forma adjustments necessary to reflect the acquisition and the issuance of debt related to the acquisition outlined in Note 1 to the pro forma balance sheet:

   a. Reduce payroll expense for employees not hired upon acquisition of the division and which are not needed to operate at historical levels of operations when the operations of MRMC are combined with those of IHI.

       Proforma production staffing levels are comparable to those at LEC and include 65 employees compared to 71 production employees at LEC. Proforma sales and engineering staffing levels include 8 employees at Milford Rivet compared to 8 employees at LEC. Substantially all other administrative functions will be performed by LEC. These staffing reductions are as a result of LEC's more efficient operating and management techniques.

       Proforma adjustments to 1994 additionally reflect an approximately $1.175 million staff reduction made by MRMC, Inc. in December 1994 and January 1995 which reduced production employees by 33.

       Proforma adjustments for 1994 and nine months ended September 30, 1995 include the elimination of an additional 32 production employees not hired by LEC at acquisition.

   b. Reverse the effect of the obsolescence reserve recorded in the quarter ended September 30, 1995.

   c.  Increase expense for the rental of plant facility at $15,000 per month.

   d. Record annual depreciation expense based on the basis after purchase price adjustment, of machinery and equipment acquired depreciated over the 15 year lives of machinery and equipment.

   e. Reflect annual interest charges on $1,000,000 of 12% convertible notes, $2,800,000 of 9.85% term note and $1,400,000 line of credit secured to finance the acquisition.

   f. Increase in income taxes as a result of the pro forma pretax earnings of the division.

   g. Increase in earnings per share as a result of pro forma earnings of the division acquired and increase in weighted average of common stock equivalents for the effect of 400,000 warrants sold in connection with $1,000,000 convertible note.

   h.  Eliminate intercompany sales and cost of goods sold.

   i. Increase general and administrative expenses for office supplies, data processing, telephone, professional fees and travel and entertainment. Proforma amounts based on LEC's historical usage, data processing system to be implemented, number of telephones, estimated additional audit and legal fees and travel anticipated between Houston and Connecticut.

   j. Increase commission expense by 1% to percentage expected to be paid by LEC and to a percentage comparable with Milford Rivet in 1994.

                                       23